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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): February 4, 2003

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1 through 4, 6, 8, and 9 are not included because they are inapplicable.

Item 5.  Other Events

                                                Debt Exchange Offer

         On January 13, 2003, Southern California Edison Company announced an offer to exchange up to $1 billion in principal amount of a new series of its first and refunding mortgage bonds for an equal principal amount of its 8.95% Variable Rate Notes due 2003.  On February 4, 2003, Southern California Edison announced that it had been informed by the exchange agent that more than 95.6 percent in principal amount of the notes had been tendered for exchange, thus meeting the minimum requirement of valid and unwithdrawn tenders representing at least 25 percent in principal amount of the notes.  A copy of the press release is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99.1     Press release about debt exchange offer.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SOUTHERN CALIFORNIA EDISON COMPANY
                                                                 (Registrant)

                                                           /S/ KENNETH S. STEWART
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                                                             KENNETH S. STEWART
                                              Assistant General Counsel and Assistant Secretary

FEBRUARY 5, 2003